UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2004

Broder Bros., Co.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Michigan	333-110029	38-1911112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 E. Hunting Park Avenue, Philadelphia, PA 19124

(Address of Principal Executive Offices, including Zip Code)

(215) 291-6140

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2004, Broder Bros., Co. issued a press release announcing its 2004 third quarter results. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

The information in this Form 8-K (including the exhibits hereto) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K (including the exhibits hereto) shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits (furnished pursuant to Item 2.02)

99.1	Press release issued by Broder Bros., Co. on November 9, 2004 announcing 2004 third quarter results.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 9, 2004.

BRODER BROS., CO.

/S/ DAVID J. HOLLISTER
Date: November 9, 2004	By:	David J. Hollister
	Its:	Chief Financial Officer and Secretary

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